                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 17, 1999
                                                        -----------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                         as specified in its charter)


          Georgia                  0-27778              59-3074176
--------------------------------------------------------------------------------
          (State or other          (Commission          (I.R.S. Employer
          jurisdiction of          File Number)         Identification No.)
          incorporation)


          3399 Peachtree Road, N.E.
          The Lenox Building, Suite 600
          Atlanta, Georgia                              30326
          ----------------------------------------------------------------------
          (Address of principal executive officers)     (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

Background

     On February 17, 1999, Premiere Technologies, Inc. (the "Company") announced that as a result of discussions with the Office of the Chief Accountant of the Securities and Exchange Commission (the "Commission"), the Company is required to discontinue accounting for its February 1998 acquisition of Xpedite Systems, Inc. ("Xpedite Systems") as a pooling-of-interests and to account for such acquisition under the purchase method of accounting. The Office of the Chief Accountant of the Commission determined that the Company's post-merger share repurchase program, completed in September 1998, was not implemented in accordance with pooling requirements, although no questions were raised regarding the propriety of the original accounting of the merger with Xpedite Systems. The Company previously disclosed this information under Item 5 of its Current Report on Form 8-K dated February 17, 1999 and filed with the Commission on March 4, 1999 (the "March 8-K").

Prior Reports on Form 8-K Related to Consummation of the Merger with Xpedite Systems

     The Company previously reported the merger with Xpedite Systems under Item 2 in its Current Report on Form 8-K filed with the Commission on March 13, 1998. Subsequently, the Company filed a Current Report on Form 8-K/A with the Commission on April 13, 1998 to include (a) the Consolidated Financial Statements of Xpedite Systems for the years ended December 31, 1997, 1996 and 1995 as Exhibit 99.4 in satisfaction of Item 7(a) of Form 8-K-"Financial Statements of the Business Acquired" and (b) the Company's Supplemental Consolidated Financial Statements on Exhibit 99.1 in satisfaction of Item 7(b) of Form 8-K-"Pro Forma Financial Information."

     In connection with the March 8-K, the Company determined to comply with
Item 7 of Form 8-K and referred to the financial statements of Xpedite Systems previously filed and made an undertaking to file the pro forma financial information required by Item 7(b) of Form 8-K not later than 60 days after the date the initial report on Form 8-K was filed.

     This Current Report on Form 8-K/A is filed to include certain pro forma financial information required by Item 7(b) to be filed by amendment within 60 days after the filing date of the March 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired

                                      -2-
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     The Consolidated Financial Statements of Xpedite Systems, Inc. for the
years ended December 31, 1997, 1996 and 1995 were previously filed as Exhibit
99.4 to the Company's Current Report on Form 8-K/A filed with the Commission on April 13, 1998.

     (b)   Pro Forma Financial Information

     The pro forma financial information required by this item is attached hereto as Exhibit 99.1.

     (c)   Exhibits

     99.1  Pro Forma Financial Statements

                                      -3-
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                                  SIGNATURES


          Pursuant to the requirements of the securities exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PREMIERE TECHNOLOGIES, INC.



                         By:/s/ Harvey A. Wagner
                            -----------------------------------------
                            Harvey A. Wagner
                            Executive Vice President of
                            Finance and Administration and
                            Chief Financial Officer


Dated:  May 3, 1999
                                      -4-
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                                 EXHIBIT INDEX

     99.1  Pro Forma Financial Statements